UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2008

Item 1: Report to Shareholders

New Asia Fund	April 30, 2008

The views and opinions in this report were current as of April 30, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Asian stock markets posted substantial losses during the six months ended April 30, 2008. Emerging Asia markets were hurt by a rising risk aversion. In the rush to the door, investors sold stocks rather indiscriminately, and nearly all companies in the region were punished—even equities in markets and economies that had low levels of earnings risk. The widespread profit taking was sparked by concerns about the impact of an economic slowdown in the U.S. and in other developed markets. However, economic growth remained strong and relatively immune to the global credit crisis.

The New Asia Fund fell 22.36% in the six months ended April 30, 2008. As shown in the table below, the fund underperformed the MSCI benchmark and Lipper peer group average. Every sector in the portfolio registered losses during the period, with financials, industrials and business services, and materials holdings declining the most.

HIGHLIGHTS

• Asian stocks posted steep losses in the six months ended April 30, 2008.

• Your fund fell, along with its markets, hurt especially by our holdings in Chinese stocks.

• Over the past six months, we significantly added to our holdings in the industrials and business services sector and reduced financials.

• We remain confident in the companies we own and continue to favor businesses that are driven by growth within the region. We are particularly optimistic about the long-term prospects for holdings in the infrastructure, utilities, and consumer-related segments.

Our overweight allocation in China and India hurt the fund’s absolute and relative performance. Chinese equities, which currently account for 40% of the fund, were the largest absolute detractors. China’s market fell about 27% over the past six months, despite nearly a 16% gain in April. From peak to trough, the Chinese market retrenched almost 50% due to investors’ concerns about the high valuations some stocks were commanding, as well as rising inflation and the possibility of slower economic growth.

Even though the New Asia Fund endured a challenging six-month stretch, it continued to compare favorably relative to its peer group over the longer term. Lipper ranked the fund in the top 3% of its Pacific ex-Japan funds universe for the past one and five years and in the top 5% of its peer group for the three-year period ended April 30, 2008. (Based on cumulative total return, Lipper ranked the New Asia Fund 1 out of 43, 2 out of 39, 1 out of 36, and 6 out of 27 funds in the Pacific ex-Japan funds universe for the 1-, 3-, 5-, and 10-year periods ended April 30, 2008, respectively. Past performance cannot guarantee future results.)

MARKET REVIEW

After climbing almost 100% in the prior six-month period, Chinese stocks fell precipitously since October. Indian equities also experienced a similar, but less dramatic, surge and subsequent purge. Authorities in both countries raised interest rates to stem rising inflation pressures in commodities and labor costs and to cool the red-hot real estate market. Chinese equities declined largely in response to uncertainty about the slowing U.S. economy and because of a perception that exports are the main driver of China’s growth, which actually is not the case.

At the end of the reporting period, the fund’s allocation in India was approximately 35%. The latest Indian government figures indicate mounting inflationary pressures, and authorities have been tightening monetary policies. In this environment, sectors relying on debt financing and stocks with a longer-term time horizon were particularly weak. The market’s decline was exacerbated by hedge funds and asset managers who pulled money out of riskier asset classes.

In both China and India, inflation pressures have been building for some time, and investors have become concerned that rate increases and potential nonmarket measures, such as targeted price controls, will limit the ability of some firms to pass on cost increases. China, for instance, has not yet moved on its stated intention of allowing independent power producers to pass on the fast-rising price of coal, which hurts their profitability. In India, several measures have been announced, including controls on cement prices and the easing of restrictions on cement imports. We think that these market-distorting measures may not be sustainable, and stocks reflected this by rallying in April. Another inflation-related concern is the pressure on profit margins, particularly for companies that are in the middle of the manufacturing chain and do not have the ability to pass on cost increases to their customers. This is particularly true for technology stocks in Taiwan, which we have largely avoided.

The stocks in the region that held up best in the recent malaise were largely deep-value and slow-growth companies, such as banks in South Korea and Taiwan. Both are generally viewed as value-oriented markets, and the rise in interest rates had a lesser impact on them because they were already priced for their modest growth prospects. As growth investors, we generally avoid these types of companies. Although we had 9% of the fund in South Korea and 7% in Taiwan, the portfolio held significantly less in those markets than the benchmark, which hurt our relative returns. For the most part, we owned industrials and some financials that suffered from the concerns about a global slowdown.

In terms of sector performance, industrials and business services companies were the region’s worst performers. Most of the largest declines were in infrastructure companies that performed extremely well in 2007 but fell as investors became concerned about their ability to raise capital in the current environment. Materials sector holdings were weak as chemicals and steel companies had to pay higher input prices. Construction materials companies, notably cement firms, were hurt by profit taking after a period of significant outperformance. Energy also lagged due to subsidized pricing restrictions on state-owned oil companies. The region’s largest sector, financials, performed in line with the benchmark’s 15% decline. Despite falling about 10%, consumer discretionary, information technology, and telecommunication services were the strongest performers.

PORTFOLIO REVIEW

In our report to shareholders six months ago, we wrote, “The volatility of international capital flows is the biggest short-term risk to Asian markets and the portfolio. Too much capital flowing into markets whose absorption capacity is growing more gradually means that from time to time stocks will become overvalued. As a result there can be some fairly dramatic corrections if there is any disruption to capital flows on a short-term basis. However, we think the volatility can provide long-term investors with opportunities to buy solid companies at great prices.” The last six months were extremely volatile, as investors sold riskier assets and headed for perceived safe havens sending Asian markets dramatically lower. We think that Asian stocks remain fundamentally sound and continue to buy stocks that we believe offer strong growth prospects and trade at significantly cheaper levels than they did several months ago.

As we have mentioned before, our performance has increasingly been powered by China and India. Holdings in these two countries were the primary reason for our significant underperformance during the past six months. At the end of the reporting period, our combined holdings in China and India totaled about three-quarters of the fund. We believe these two countries will continue to be the most important markets in Asia in terms of size, economic significance, and number of investment opportunities.

Over the last six months we added significantly to the industrials and business services sector, which encompasses many infrastructure-related names. We believe infrastructure development is going to be a huge source of growth over the next several years as Asian governments commit to building roads, railways, ports, and power generation facilities in an effort to improve economic efficiency. We purchased companies in marine, transportation infrastructure, and construction and engineering industries, increasing our allocation to the segment to almost one-third of the fund.

Asian governments are boosting infrastructure spending because they want to spread development beyond Asia’s crowded coastal cities into the interior. The infrastructure build-out should help facilitate the access of raw materials from the interior provinces, which are generally less developed, to the coasts. Over the long term, these measures will effectively open up a new frontier in Asia and can provide the next leg of Asia’s productivity improvements.

We also believe that China and India are going to significantly increase the volume of their imports of raw materials, such as coal and iron ore; food grains including wheat and corn; and consumer goods to satisfy an increasingly affluent middle class demanding more luxury items. Part of the reason that we’ve added a large stake in shipping companies was to serve this demand. Another was that these companies had become an outstanding value—trading at a significant discount to the replacement value of their assets. Additionally, we believe that trade flows to and from Asia will not shrink in response to the U.S. economic slowdown. We think that the volume and breadth of shipping traffic can expand due to the growing needs of these two countries. Several of the portfolio’s best contributors for the period include Mundra Port (India’s largest nongovernment cargo terminal) and recent portfolio additions China COSCO Holdings and U-Ming Marine Transport. However, China Shipping Container, another recent purchase in this category, posted a loss for the past six months. (Please refer to the portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Far Eastern Textile was another top contributor in the industrials and business services sector. This Taiwan-based textile manufacturer holds good growth potential due to its real estate assets, which should appreciate as relations with the Chinese mainland improve following the political change within Taiwan during the recent period. However, our detractors in the sector outnumbered and outweighed the winners as concerns about the slowing global economy weighed on the group. Shanghai Electric Group (the largest power producer in Shanghai), South Korean holdings LS Industrial Systems (electric power equipment manufacturer), and Kumho Industrial (transportation services and construction) were among the fund’s worst performers.

Although we significantly pared our exposure to the financials sector, it was the portfolio’s largest detractor in the reporting period. Investors shunned the financials sector due to the global credit crisis and fears about the economic slowing. The only real standout in the sector was Yuanta Financial Holding (diversified financial services), which benefited from the upbeat prospects for the Taiwan stock market. We continue to focus on domestic financial companies with strong franchises and excellent long-term growth prospects in underpenetrated markets, such as DLF in India, one of the world’s largest property developers, and Chinese insurers Ping An Insurance and PICC Property and Casualty.

Consumer discretionary and staples stocks represented about one-quarter of the fund at the end of the reporting period. Three of our best-performing portfolio holdings were in the consumer staples sector. Shree Renuka Sugars, an Indian sugar and ethanol manufacturer, posted good results due to rising sugar prices and strong demand for biofuels. Wumart Stores, which operates 447 superstores and mini-marts in the northwestern region of China, was another top-performing portfolio addition. The third, ITC (formerly Imperial Tobacco Company of India Limited) was eliminated after posting strong gains.

Due to rising interest rates, the cost of carrying debt has gone up, creating investor concerns. This actually helped several of our companies, however, because it made it much more difficult for their weaker competitors. This was the case for DLF, one of the few real estate firms in India that continues to launch new projects. It also benefited infrastructure companies that are not tied to the global economy, generate strong cash flow, and can fund their projects from their operations. We took advantage of the downturn to substantially increase our positions in Mundra Port, Beijing Capital International Airport, China Merchants Holdings, Guangshen Railway, and BF Utilities.

We also used the weakness to increase our positions in China. In addition to purchases in shipping and ports, we added to our holdings in our favorite companies including Ping An Insurance. Additionally, we opportunistically built good-sized stakes in companies that were very expensive last year in the consumer sector, such as Li Ning, Ports Design, Tsingtao Brewery, Uni President China Holdings, and Wumart. We funded these purchases with proceeds from sales of insurers in South Korea and materials holdings in Taiwan.

OUTLOOK

Despite the slowing global economy, we still like the fundamentals of the stocks we own in Asia and have made no major changes to the structure of the portfolio. The global slowdown has yet to translate into an export slowdown; the region’s exporters have been hurt more by currency strength than by waning demand. Inflation remains the key problem, especially with high oil and food prices.

Emerging markets now account for 15% of global stock market capitalization but 25% of global gross domestic product (GDP) and more than 50% of GDP growth—providing significant opportunities for investors. The expected weakening of global growth is likely to affect China, but the country’s domestic economy should retain robust momentum that makes a drastic slowdown unlikely. Overall, Chinese growth still depends on external demand, though less and less from the U.S. Almost 37% of its GDP comes from exports, but only 8% of its GDP comes from exports to the U.S. Additionally, China is exporting more higher-value products to a more diverse set of markets. It’s the world’s low-cost producer of machinery, boilers, and power plant and construction equipment and therefore is taking global market share. Low-value goods such as shoes and clothes—largely shipped to the developed world—were once half of its exports but now are only one-quarter. As China improved its production capabilities, other more emerging parts of Asia are now producing a greater portion of these lower-cost goods. This is a big, positive change.

Our holdings in China are primarily invested in long-duration and asset-heavy industries such as infrastructure, materials, and utilities, which should offer some inflation protection. We look to own the leading companies in each of these areas because we think they will be the biggest winners of China’s large-scale industry consolidation.

Longer term, one of the most important positives during our reporting period was the pronounced rise of the renminbi (RMB), which allows the Chinese economy to shift toward domestic consumption and reduces its reliance on exports. We continue to be bullish on the domestic economies in Asia and remain heavily invested in domestic companies focused on infrastructure and the consumer, while maintaining minimal exposure to exporters. We are extremely cautious about the impact of inflation on company profits and vigilantly monitor whether cost increases can be passed on to customers. Typically, many of the asset-heavy businesses that we own do well in an inflationary environment because their cost base (mainly fixed costs) are at historical prices, but their revenues are at current prices.

We intend to remain underweight in South Korea and Taiwan, which we view as more value-oriented markets. Recent political developments in Taiwan have been viewed extremely positively by the market. While we’re bullish on Taiwan’s efforts to stimulate the country’s output, it is extremely difficult to find any investment candidates that fit this theme. However, we have yet to see any concrete evidence of the reforms needed to generate improved long-term growth in South Korea.

India is now the portfolio’s largest country overweight at about 35% of assets. Many of our holdings, particularly in the infrastructure space, were out of favor in the first few months of this year as investors’ time horizons shortened to focus on companies generating predictable near-term earnings. We continue to believe these stocks offer significant upside over the long term that is not being recognized by the market. Our holdings in India remain diversified across areas where we see attractive growth and reasonable prices, including domestic consumer-related businesses, manufacturing, real estate, and insurance.

In this challenging and volatile environment, we will continue to work diligently on your behalf to find companies that can provide solid long-term returns.

Respectfully submitted,

Frances Dydasco
Chairman of the fund’s Investment Advisory Committee

May 16, 2008

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Gross domestic product (GDP): GDP is the total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

MSCI All Country Asia Ex-Japan Index: An index that measures equity market performance of developed and emerging countries in Asia, excluding Japan.

MSCI Emerging Markets Index: A capitalization-weighted index of stocks from emerging market countries that only includes securities that may be traded by foreign investors.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/08
DLF Limited, India	3.2%
Ping An Insurance, China	2.7
China COSCO Holdings, China	2.3
Container Corp. of India, India	2.0
Guangshen Railway, China	2.0
LS Industrial Systems, South Korea	1.9
PICC Property & Casualty, China	1.9
Shanghai Industrial Holdings, China	1.9
United Spirits Limited, India	1.9
Samsung Securities, South Korea	1.9
Xinao Gas Holdings, China	1.8
Maruti Suzuki India, India	1.8
Samsung Fine Chemicals, South Korea	1.8
Anhui Conch Cement, China	1.8
GMR Infrastructure, India	1.7
China Communications Construction, China	1.7
Sterlite Industries India, India	1.7
Housing Development Finance Corporation, India	1.7
China Merchants Bank, China	1.7
Yuanta Financial Holding, Taiwan	1.6
BF Utilities, India	1.6
Datang International Power Generation, China	1.6
GOME Electrical Appliances Holdings, China	1.6
Tsingtao Brewery, China	1.6
LG Household & Health Care, South Korea	1.6
Total	47.0%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund and collateral for securities lending.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights For a share outstanding throughout each period

	6 Months Ended 4/30/08‡	Year Ended 10/31/07‡	10/31/06‡	10/31/05‡	10/31/04	10/31/03
NET ASSET VALUE						
Beginning of period	$ 25.16	$ 13.87	$ 11.31	$ 8.82	$ 8.14	$ 5.68
Investment activities						
Net investment income	0.29	0.26	0.21	0.15	0.10	0.06
Net realized and unrealized gain (loss)	(5.68)	12.83	3.19	2.39	0.65	2.44
Total from investment activities	(5.39)	13.09	3.40	2.54	0.75	2.50
Distributions						
Net investment income	(0.19)	(0.21)	(0.12)	–	(0.06)	(0.04)
Net realized gain	(1.75)	(1.59)	(0.72)	(0.05)	(0.01)	–
Total distributions	(1.94)	(1.80)	(0.84)	(0.05)	(0.07)	(0.04)
NET ASSET VALUE						
End of period	$ 17.83	$ 25.16	$ 13.87	$ 11.31	$ 8.82	$ 8.14

Ratios/Supplemental Data

Total return^	(22.36)%	105.57%	31.58%	28.91%	9.28%	44.30%
Ratio of total expenses to average net assets	0.94%+	0.93%	1.05%	1.05%	1.09%	1.17%
Ratio of net investment income to average net assets	2.94%+	1.53%	1.63%	1.38%	1.12%	1.06%
Portfolio turnover rate	54.8%+	53.4%	76.3%	55.9%	72.3%	71.7%
Net assets, end of period (in millions)	$ 4,762	$ 5,913	$ 1,883	$ 1,286	$ 877	$ 826

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

\+ Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

CHINA 39.5%

	Shares/$ Par	Value
Common Stocks 39.5%		
Anhui Conch Cement (HKD) (1)	10,470,000	83,876
Anhui Expressway (HKD) (1)(2)	35,332,000	27,603
Beijing Capital International Airport (HKD) (1)	64,502,000	65,784
Beijing Datang Power (HKD) (1)	109,904,000	75,995
China Communications Construction (HKD) (1)	34,011,000	81,216
China Cosco Holdings (HKD) (3)	36,694,500	109,913
China Merchant Bank, H Shares (HKD) (1)	18,932,500	79,327
China Merchants Holdings (HKD) (1)	10,924,000	55,892
China National Building (HKD) (1)	24,200,000	59,771
China Resources Land (HKD)	19,038,000	39,357
China Shenhua Energy (HKD)	14,399,000	66,487
China Shipping Container Lines (HKD) (1)	149,220,000	65,981
Gome Electrical Appliances (HKD) (1)	32,520,000	75,421
Guangshen Railway (HKD) (1)(2)	163,716,000	94,085
Hengan International Group (HKD) (1)	16,017,000	57,367
Li Ning (HKD) (1)	14,481,000	42,793
Maoye International Holdings (HKD) (3)	55,879,000	22,228
Picc Property & Casualty (HKD) (1)	92,810,000	91,159
Ping An Insurance (HKD) (1)	13,685,500	130,087
Ports Design (HKD)	2,540,500	8,191
Shanghai Electric Group (HKD) (1)	113,390,000	63,802
Shanghai Industrial (HKD)	21,788,000	90,017
Sina (USD) (3)	849,900	39,265
Tencent Holdings (HKD) (1)	7,868,000	52,101
Tianjin Development Holdings (HKD) (2)	54,234,000	43,936
Tsing Tao Brewery (HKD) (1)	26,672,000	75,394
Uni President China Holdings (HKD) (3)	42,338,000	23,429
Wumart Stores (HKD) (2)(3)	38,206,000	33,095
Xinao Gas Holdings (HKD) (1)	46,716,000	85,994
Zhejiang Expressway (HKD)	39,070,000	41,294
Total China (Cost $1,582,555)		1,880,860

HONG KONG 1.1%

Common Stocks 1.1%

Shangri-La Asia	19,491,326	53,593
Total Hong Kong (Cost $44,846)		53,593

INDIA 34.8%

Common Stocks 34.8%

Bajaj Auto (3)	2,222,304	34,441
Bajaj Finserv (3)	2,222,304	34,441
Bajaj Holdings & Investment	2,099,721	37,131
BF Utilities (3)	1,635,352	77,032
Bharat Forge	3,764,200	27,256
Container Corporation of India	4,557,214	97,076
DLF Limited	8,768,652	151,878
Exide Industries	26,706,218	48,664
GMR Infrastructure (3)	21,010,946	82,979
GVK Power & Infrastructure (2)(3)	53,744,900	59,889
Himatsingka Seide (2)(3)	6,702,015	9,114
Housing Development Finance	1,154,796	79,502
India Infoline (3)	2,631,802	61,154
Jaiprakash Associates	7,227,400	48,459
Kalindee Rail Nirman Engineers (2)(3)	923,900	6,463
Marico Limited	19,792,500	32,463
Maruti Suzuki India	4,663,914	85,588
Moser Baer India	5,096,006	21,669
Mundra Port (3)	2,574,492	43,181
Mundra Port & Sez Limited (3)	1,339,855	24,912
Phoenix Mills (2)	6,962,405	67,818
Power Trading Corp. of India (2)	18,462,183	47,619
PVR (2)	340,211	1,668
PVR (Lock-Up Shares) (2)(3)	1,000,000	4,912
Redington India	3,524,919	30,354

Shree Renuka Sugars (2)	15,395,830	48,204
Sintex Industries	3,179,260	36,115
Srei Infrastructure Finance (2)	10,217,702	35,664
Sterlite Industries India (3)	2,853,118	60,631
Sterlite Industries India, ADS (USD) (3)	976,338	20,298
Sun TV Network	6,210,809	48,598
Suzlon Energy (3)	2,045,790	14,369
Suzlon Energy, Class A (3)	5,104,000	35,904
Television Eighteen India	3,847,456	36,400
United Breweries Holdings	859,323	13,279
United Spirits Limited (3)	2,234,336	89,035
Total India (Cost $1,549,221)		1,654,160

MALAYSIA 2.2%

Common Stocks 2.2%

Airasia (3)	92,474,700	36,841
Bumiputra Commerce	18,655,635	58,917
Rexit (2)	15,128,500	9,260
Total Malaysia (Cost $105,924)		105,018

PHILIPPINES 0.9%

Common Stocks 0.9%

International Container Term Services	59,593,700	42,796
Total Philippines (Cost $27,594)		42,796

SINGAPORE 2.7%

Common Stocks 2.7%

Golden Agri Resources	93,278,000	58,200
Goodpack	20,220,000	26,148
Goodpack, Warrants, 7/16/09 (3)	2,527,500	671

Commercial Paper 0.0%		
DEPFA Bank, 2.93%, 5/15/08	1,975,768	1,973
		1,973
Master Notes 0.1%		
Bear Stearns, VR, 3.109%, 6/13/08	3,082,198	3,082
		3,082
Medium-Term Notes 1.9%		
American Honda Finance, VR, 2.86%, 9/16/08	1,106,430	1,106
Australia New Zealand, VR, 2.918%, 8/22/08	1,975,768	1,971
Bank of Ireland, VR, 2.125%, 12/29/08	4,741,843	4,731
Bank of Scotland, VR, 2.12%, 7/17/08	2,370,921	2,370
BASF, VR, 2.724%, 8/19/08	2,608,013	2,606
Bear Stearns, VR, 2.568%, 7/14/08	1,580,614	1,578
Bear Stearns, VR, 2.568%, 12/4/08	1,501,584	1,478
Bear Stearns, VR, 2.568%, 3/23/09	790,307	770
BMW U.S. Capital, VR, 2.741%, 8/4/08	7,191,795	7,190
Citigroup Funding, VR, 2.11%, 3/16/09	3,358,805	3,325
Commonwealth Bank Australia, VR, 2.779%, 6/8/09	3,951,536	3,951
Commonwealth Bank Australia, VR, 2.915%, 8/22/08	2,687,044	2,684
Credit Suisse First Boston USA, VR, 2.648%, 6/2/08	1,106,430	1,106
Goldman Sachs Group, VR, 2.558%, 2/13/09	3,003,167	2,986
HSBC Finance, VR, 2.761%, 8/6/08	1,975,768	1,973
IBM, VR, 2.769%, 9/8/08	7,784,525	7,780
Irish Life & Permanent, VR, 2.904%, 8/21/08	1,975,768	1,973
JPMorgan Chase, VR, 3.176%, 6/2/09	2,449,952	2,444
K2 USA, VR, 2.09%, 6/19/09	2,925,892	2,873
Lehman Brothers, VR, 2.15%, 12/23/08	3,319,290	3,285
Lehman Holdings, VR, 2.558%, 5/29/08	1,738,676	1,735

(2)Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 4/30/08	Value 10/31/07
Anhui Expressway	$ -	$ -	$ 1,010	$ 27,603	$ 29,055
Gateway Distriparks	-	-	-	**	17,062
Guangshen Railway	65,921	1,733	-	94,085	66,139
GVK Power & Infrastructure	-	1,004	-	59,889	98,815
Hanwha Non-Life Insurance	-	2,512	-	28,096	62,517
Himatsingka Seide	51	-	-	9,114	18,312
Ingarashi Motors India	-	-	-	**	1,264
Kalindee Rail Nirman Engineers	10,057	-	-	6,463	*
LS Industrial Systems	43,599	1,222	1,250	92,830	*
Phoenix Mills	-	757	-	67,818	71,952
Power Trading Corp. of India	18,072	1,273	-	47,619	44,420
PVR	-	-	9	1,668	1,664
PVR Lock-Up Shares	-	-	25	4,912	4,839
Rexit	-	-	91	9,260	11,338
Samsung Fine Chemicals	15,049	-	606	83,969	*
Shree Renuka Sugars	39,104	95	44	48,204	*
Srei Infrastructure Finance	10,134	1,018	-	35,664	29,568
Television Eighteen India	-	-	-	**	52,516
Tianjin Development Holdings	21,697	-	-	43,936	*

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $4,311,259)	$ 5,025,461
Dividends and interest receivable	82,346
Foreign currency (cost $28,146)	28,136
Receivable for investment securities sold	19,443
Cash	13,653
Receivable for shares sold	6,115
Other assets	35,522
Total assets	5,210,676
Liabilities	
Obligation to return securities lending collateral	287,209
Payable for investment securities purchased	119,327
Payable for shares redeemed	3,704
Investment management fees payable	3,038
Due to affiliates	185
Other liabilities	35,477
Total liabilities	448,940
NET ASSETS	$ 4,761,736
Net Assets Consist of:	
Undistributed net investment income	$ 71,515
Accumulated undistributed net realized gain	339,203
Net unrealized gain	714,200
Paid-in capital applicable to 267,075,989 shares of $0.01 par value capital stock outstanding; 2,500,000,000 shares of the Corporation authorized	3,636,818
NET ASSETS	$ 4,761,736
NET ASSET VALUE PER SHARE	$ 17.83

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 4/30/08	Year Ended 10/31/07
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 73,109	$ 48,431
Net realized gain	339,848	457,625
Change in net unrealized gain (loss)	(1,771,139)	2,090,102
Increase (decrease) in net assets from operations	(1,358,182)	2,596,158
Distributions to shareholders		
Net investment income	(44,638)	(29,243)
Net realized gain	(411,182)	(221,351)
Decrease in net assets from distributions	(455,820)	(250,594)
Capital share transactions*		
Shares sold	1,078,337	2,014,801
Distributions reinvested	382,771	230,172
Shares redeemed	(800,581)	(561,775)
Redemption fees received	1,970	1,188
Increase in net assets from capital share transactions	662,497	1,684,386
Net Assets		
Increase (decrease) during period	(1,151,505)	4,029,950
Beginning of period	5,913,241	1,883,291
End of period	$ 4,761,736	$ 5,913,241
Undistributed net investment income	71,515	43,044
*Share information		
Shares sold	55,034	115,276
Distributions reinvested	18,855	17,053
Shares redeemed	(41,855)	(33,051)
Increase in shares outstanding	32,034	99,278

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The New Asia Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on September 28, 1990. The fund seeks long-term growth of capital through investments in companies located (or with primary operations) in Asia (excluding Japan).

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements Effective November 1, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosure of fair value measurements in the financial statements. It is effective for the fund’s fiscal year beginning November 1, 2008. Management expects adoption of FAS 157 will have no material impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2008, approximately 94% of the fund’s net assets were invested, directly or through its investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets or denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities or AAA-rated asset-backed securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counter-party fails to perform in accordance with the terms of the agreement.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. On April 30, 2008, the value of loaned securities was $267,636,000; aggregate collateral received included U.S. government securities valued at $1,627,000.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,626,617,000 and $1,357,069,000, respectively, for the six months ended April 30, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2008.

At April 30, 2008, the cost of investments for federal income tax purposes was $4,311,259,000. Net unrealized gain aggregated $714,200,000 at period-end, of which $1,031,643,000 related to appreciated investments and $317,443,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2008, the fund had no deferred tax liability attributable to foreign securities and $4,365,000 of foreign capital loss carryforwards that expire in 2016.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2008, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2008, expenses incurred pursuant to these service agreements were $81,000 for Price Associates, $1,482,000 for T. Rowe Price Services, Inc., and $115,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2008, the fund was allocated $24,000 of Spectrum Funds’ expenses, of which $16,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $3,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2008, less than 1% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 4, 2008, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price International, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee and expense ratio were generally below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 17, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 17, 2008

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	June 17, 2008